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EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Bank's previously filed registration statements on Form S-8, File Nos. 33-278999, 33-71240, 33-47899, 33-94104 and 333-56625.



                                                     ARTHUR ANDERSEN LLP



Boston, Massachusetts
March 26, 1999